                             EXHIBIT 1
                             ---------
                STATEMENT PURSUANT TO RULE 13d-1(f)
                -----------------------------------
          The  undersigned parties hereto, Edward J. Shoen,  Mark  V.
Shoen, James P. Shoen, Paul F. Shoen, The AMERCO Employee Savings, Profit Sharing and Employee Stock Ownership Trust, Oxford Life Insurance Company, Trustee under an Irrevocable Trust established by Edward J. Shoen, Oxford Life Insurance Company, Trustee under an Irrevocable Trust established by Mark V. Shoen, Oxford Life Insurance Company, Trustee under an Irrevocable Trust established by James P. Shoen, Oxford Life Insurance Company, Trustee under an Irrevocable Trust established by Paul F. Shoen, and Oxford Life Insurance Company, Trustee under an Irrevocable Trust established by Sophia M. Shoen, hereby consent and agree to file a joint statement on Schedule 13D under the Securities Exchange Act of 1934, as amended, on behalf of each of them, with respect to shares of common stock or other voting stock of AMERCO beneficially owned by them, together with any or all amendments thereto, when and if appropriate. The parties hereto further consent and agree to file this Statement pursuant to Rule 13d-1(f) as an exhibit to such Schedule 13D, thereby incorporating the same into such Schedule 13D.

                                     THE AMERCO EMPLOYEE SAVINGS,
                                     PROFIT SHARING AND EMPLOYEE
                                     STOCK OWNERSHIP TRUST


 /s/ Edward J. Shoen                 By: /s/ Lloyd T. Dyer
--------------------                     -------------------------
EDWARD J. SHOEN                          Lloyd T. Dyer
Date: May 30, 1997                       Trustee
                                         Date: May 12, 1997


 /s/ Mark V. Shoen                   By: /s/ Arthur M. Smith, Jr.
--------------------                     -------------------------
MARK V. SHOEN                            Arthur M. Smith, Jr.
Date: May 30, 1997                       Trustee
                                         Date: May 12, 1997


 /s/ James P. Shoen                  By: /s/ Thoedore J. Day
--------------------                     -------------------------
JAMES P. SHOEN                           Theodore J. Day
Date: May 30, 1997                       Trustee
                                         Date: May 12, 1997


 /s/ Paul F. Shoen
--------------------
PAUL F. SHOEN
Date: May 30, 1997

OXFORD LIFE INSURANCE COMPANY,       OXFORD LIFE INSURANCE COMPANY,
Trustee under that certain           Trustee under
Irrevocable Trust,                   that certain Irrevocable Trust,
dated December 20, 1982              dated December 20, 1982
(Sophia M. Shoen, grantor)           (James P. Shoen, grantor)


By: /s/ Mark A. Haydukovich          By: /s/ Mark A. Haydukovich
    -----------------------              -----------------------
    MARK A. HAYDUKOVICH                  MARK A. HAYDUKOVICH
Its Vice President                   Its Vice President
Date: May 30, 1997                   Date: May 30, 1997


OXFORD LIFE INSURANCE COMPANY,       OXFORD LIFE INSURANCE COMPANY,
Trustee under that certain           Trustee under
Irrevocable Trust,                   that certain Irrevocable Trust,
dated December 20, 1982              dated December 20, 1982
(Mark V. Shoen, grantor)             (Paul F. Shoen, grantor)


By: /s/ Mark A. Haydukovich          By: /s/ Mark A. Haydukovich
    -----------------------              -----------------------
    MARK A. HAYDUKOVICH                  MARK A. HAYDUKOVICH
Its Vice President                   Its Vice President
Date: May 30, 1997                   Date: May 30, 1997


OXFORD LIFE INSURANCE COMPANY,
Trustee under that certain Irrevocable Trust, dated December 20, 1982
(Edward J. Shoen, grantor)


By: /s/ Mark A. Haydukovich
    -----------------------
    MARK A. HAYDUKOVICH
Its Vice President
Date: May 30, 1997